SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






      Date of Report (Date of earliest event reported)        July 26, 2002
                                                      ---------------------

                   JUPITER MARINE INTERNATIONAL HOLDINGS, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)



        Florida                     0-26617                   65-0794113
--------------------------------------------------------------------------------
(State  or  other               Commission File             (IRS Employer
jurisdiction or incorporation)      Number)               Identification  No.)




              3391 S.E. 14th Avenue, Port Everglades, Florida 33316
              -----------------------------------------------------
          (Address of principal executive offices, including zip code)


     Registrant's telephone number, including area code       (954) 523-8985
                                                        --------------------

        _________________________________________________________________
          (Former name or former address, if changed since last report)

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
             -------------------------------------------------

     On July 26, 2002, the Board of Directors of Jupiter Marine International Holdings, Inc. (the "Company") approved the engagement of Spicer, Jeffries & Co. as independent auditors of the Company for the fiscal year ended July 31, 2002, to replace the firm of BDO Seidman, LLP, ("BDO") who were dismissed as the Company's auditors, effective July 26, 2002.

     The reports of BDO on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope, or accounting principles, however, they were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern.

     In connection with the audits of the Company's financial statements for the fiscal years ended July 31, 2000 and July 31, 2001, and in the subsequent unaudited interim period through July 26, 2002 (date of dismissal), there were no disagreements with BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter in their report.

     During the Company's fiscal years ended July 29, 2000 and July 28, 2001, and during the period from July 29, 2001 until BDO's dismissal, there were no "reportable events" (as such term is defined in item 304(a)(1)(iv)(B) of Regulation S-B).

     BDO has furnished the Company with a letter addressed to the Commission stating whether it agrees with the above statements. The letter is included with this report as an exhibit.

     During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Spicer, Jeffries & Co. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-B.

Item  7.     Financial  Statements  and  Exhibits
             ------------------------------------

     (c)     Exhibits

             16.1 Letter of BDO Seidman, LLP, pursuant to Item 304(a)(3) of Regulation S-B.


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JUPITER  MARINE  INTERNATIONAL
                                        HOLDINGS,  INC.


                                        By: /S/ Carl Herndon
                                        Carl  Herndon,  Sr.,  President


DATED:  August  ___,  2002

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